Exhibit 10.5
EXECUTION COPY
SECURITY AGREEMENT SUPPLEMENT
May 19, 2006
Bank of America, N.A. (“Bank of America”),
   as the Administrative Agent for the
   Secured Parties referred to in the
   Credit Agreement referred to below
Del Monte Corporation
Ladies and Gentlemen:
          Reference is made to (i) the Credit Agreement dated as of February 8, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Del Monte Corporation, a Delaware corporation, as the Borrower, Del Monte Foods Company, a Delaware corporation, the Lenders party thereto, Bank of America, N.A. (“Bank of America”), as administrative agent, swing line lender and l/c issuer, Morgan Stanley Senior Funding, Inc., as syndication agent and JPMorgan Chase Bank, Harris Trust and Savings Bank and Suntrust Bank, as co-documentation agents and (ii) the Security Agreement dated February 8, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) made by the Grantors from time to time party thereto in favor of Bank of America, as Administrative Agent (together with any successor Administrative Agent appointed pursuant to Article IX of the Credit Agreement, the “Administrative Agent”) for the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.
          SECTION 1. Grant of Security. Each of the undersigned hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned (including, without limitation, all accounts, inventory, equipment, general intangibles, investment property, instruments, deposit accounts, chattel paper, commercial tort claims, documents, and proceeds of the foregoing, but subject to the exclusions therefrom set forth in the Security Agreement) whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.
          SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents or the Secured Hedge Agreements, whether direct or indirect, absolute or contingent, and whether for principal,
Security Agreement Supplement

reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.
          SECTION 3. Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I through VIII to Schedules I through VIII, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules are complete and correct in all material respects.
          SECTION 4. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 8 of the Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.
          SECTION 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned.
          SECTION 6. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.
[Signature Page Follows]
Security Agreement Supplement

EXECUTION COPY

Very truly yours,

Address for Notices:	MEOW MIX HOLDINGS, INC.
One Market @ The Landmark
San Francisco, CA 94105
	By:	/s/ THOMAS E. GIBBONS Name: Thomas E. Gibbons
Title: Vice President, Chief Financial
Officer and Treasurer

Address for Notices:	THE MEOW MIX COMPANY
One Market @ The Landmark
San Francisco, CA 94105

	By:	/s/ THOMAS E. GIBBONS Name: Thomas E. Gibbons
Title: Vice President and Treasurer

Address for Notices:	MEOW MIX DECATUR PRODUCTION I LLC
One Market @ The Landmark	By: The Meow Mix Company, its sole member
San Francisco, CA 94105

	By:	/s/ THOMAS E. GIBBONS Name: Thomas E. Gibbons
Title: Vice President and Treasurer